UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

SmartHeat Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Copies of all communications to:
Robert Newman, Esq.
The Newman Law Firm, PLLC
44 Wall Street, 20th Floor
New York, NY  10005
Tel. (212) 248-1001    Fax: (212) 232-0386

SMARTHEAT INC.
A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110027
+86 (24) 2519-7699

April 16, 2010

To The Stockholders of SmartHeat Inc.:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of SmartHeat Inc. (the “Company”) on Tuesday, May 25, 2010 (China time) at our Corporate offices, A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China commencing at 10:00 a.m. (China time).

At the Annual Meeting, you will be asked to vote to elect five directors to serve until the 2011 annual meeting of stockholders, to ratify the appointment of Goldman Parks Kurland Mohidin, LLP as our independent registered public accounting firm, and to approve the Company’s 2010 Equity Incentive Plan.

The notice of the Annual Meeting and proxy statement accompanying this letter provide information concerning matters to be considered and acted upon at the Annual Meeting.  We are also including our Annual Report on Form  10-K for 2009.  During the Annual Meeting, we will provide a report on our operations, followed by a time for questions and answers.

Whether or not you plan to attend the Annual Meeting, we encourage you to sign and return the enclosed proxy card as promptly as possible in the enclosed postage-paid envelope so that your shares are represented at the meeting.  Regardless of the number of shares you own, your vote is important.

Thank you for your continued interest and support.

Sincerely,

Mr. Jun Wang
Chairman of the Board, Chief Executive Officer and President

Enclosures

SMARTHEAT INC.
 A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2010 (China time)

April 16, 2010

NOTICE IS HEREBY GIVEN that an Annual Meeting of the Stockholders of SmartHeat Inc., a Nevada corporation (the “Company”), will be held on Tuesday, May 25, 2010 (China time) at our Corporate offices, A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China commencing at 10:00 a.m. (China time) for the purposes of considering and acting upon the following proposals:

1. To elect five directors to the board of directors (the “Board of Directors”) of the Company to serve until the next annual meeting of stockholders held to elect directors and until their successors are elected and qualified;

2. To ratify the appointment of Goldman Parks Kurland Mohidin, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

3. To approve the SmartHeat Inc. 2010 Equity Incentive Plan; and,

4. To transact such other business as may properly come before the Annual Meeting.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. Only stockholders of record at the close of business on April 13, 2010 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. By signing and returning the enclosed proxy card, you authorize Jun Wang, SmartHeat’s Chairman, Chief Executive Officer and President, and Zhijuan Guo, SmartHeat’s Chief Financial Officer and Treasurer, to represent you and vote your shares at the meeting in accordance with your instructions. They may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting.

Whether or not you plan to be present at the meeting, we urge you to vote your shares promptly. You can vote your shares in advance of the meeting by completing and returning the enclosed proxy card. This notice, the attached proxy statement, the accompanying proxy card and our 2009 Annual Report on Form 10-K (which is not part of the proxy soliciting materials) are first being mailed to stockholders on or about April 16, 2010.

By Order of the Board of Directors,

Mr. Jun Wang,
Chairman of the Board, Chief Executive Officer and President

April 16, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2010 (China time)

The SmartHeat Inc. notice of Annual Meeting, proxy statement, proxy card and the Annual Report on Form 10-K for the year ended December 31, 2009 are also available to you on the Internet at www.smartheatinc.com.

 SMARTHEAT INC.
 A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110027

PROXY STATEMENT

2010 Annual Meeting of Stockholders

May 25, 2010 (China time)

These proxy materials are being provided in connection with the 2010 Annual Meeting of Stockholders of SmartHeat Inc. (the “Company”).  This Proxy Statement, the accompanying proxy card and our Annual Report on Form 10-K for 2009 (which is not part of the proxy soliciting materials) were scheduled to be first mailed to stockholders on or about April 16, 2010.  This Proxy Statement contains important information for you to consider when deciding how to vote on the matters to be brought before the Annual Meeting.  Please read it carefully.

ABOUT THE ANNUAL MEETING

WHO IS SOLICITING MY VOTE?

The Board of Directors of the Company is soliciting your vote in connection with the 2010 Annual Meeting of Stockholders.

 WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

The Annual Meeting will be the Company’s regular annual meeting of stockholders.  You will be voting on the following matters at the Annual Meeting:

1. The election of five directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders held to elect directors and until their successors are elected and qualified;

2. The ratification of the appointment of Goldman Parks Kurland Mohidin, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010;

3.  To approve the SmartHeat Inc. 2010 Equity Incentive Plan; and,

4. The transaction of such other business as may properly come before the Annual Meeting.

WHY IS THE COMPANY SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

Proposal No. 1: The Nevada Revised Statutes and rules applicable to the Company as a result of the listing of our common stock on the NASDAQ Global Market require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed Goldman Parks Kurland Mohidin, LLP to serve as the Company’s independent registered public accounting firm for the 2010 fiscal year. The Company elects to have its stockholders ratify such appointment.

 Proposal No. 3: The NASDAQ Marketplace Rules require the Company to have its stockholders approve the adoption of an equity based compensation plan.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Board of Directors recommends a vote:

1.	For the election of Jun Wang, Weiguo Wang, Wenbin Lin, Arnold Staloff and Xin Li as directors;

2.	For the ratification of the appointment of Goldman Parks Kurland Mohidin, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and,

3.	For the approval of the Company’s 2010 Equity Incentive Plan.

WHO MAY ATTEND THE ANNUAL MEETING?

All stockholders who held shares of our common stock on April 13, 2010 may attend.  If your stock is held in the name of a broker, bank, or other holder of record, often referred to as “in street name,” just bring a copy of your brokerage account statement or a proxy card, which you can get from your broker, bank or other holder of record of your stock.

WHO CAN VOTE AT THE MEETING?

The record date for the 2010 Annual Meeting of Stockholders is April 13, 2010 (the “Record Date”).  The Record Date was established by our Board of Directors. Stockholders of record at the close of business on the Record Date are entitled to:

(a)  receive notice of the meeting; and,

(b)  vote at the meeting and any adjournments or postponements of the meeting.

On the Record Date, 32,795,875 shares of our common stock, par value $.001 per share, were outstanding.  Each stockholder is entitled to one vote for each share of common stock held on the Record Date, as described under “Voting Securities,” in this Proxy Statement. There is no cumulative voting.

HOW DO I VOTE?

You may vote in person at the Annual Meeting or you may appoint a proxy, by mail, to vote your shares.  If you return a signed card but do not provide voting instructions, your shares will be voted FOR all of the proposals to be voted on at the meeting.

WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

 By Written Proxy:   Stockholders of record can vote by marking, signing and timely returning the enclosed proxy card. Street name or beneficial holders must follow the directions provided by their broker, bank, or other nominee in order to direct such broker, bank or nominee how to vote.

 In Person:  All stockholders may vote in person at the Annual Meeting. Street name or beneficial holders must obtain a legal proxy from their broker, bank or nominee prior to the meeting in order to vote in person.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

At least a majority of the holders of our outstanding shares of common stock, as of the Record Date, must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a quorum.  Shares of our common stock are counted as present at the Annual Meeting if the holder of such shares:

(a) is present and votes in person at the Annual Meeting; or,

(b) has properly submitted a proxy card.

Abstentions are counted as present for the purpose of determining the presence of a quorum.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You may revoke your proxy card at any time before its exercise at the Annual Meeting by giving our Corporate Secretary a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

WILL MY STOCK BE VOTED IF I DO NOT PROVIDE MY PROXY?

Your stock may be voted if it is held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions.  Brokerage firms have the authority under the rules of The NASDAQ Stock Market LLC (the “NASDAQ”) to vote stock for which their customers do not provide voting instructions on certain “routine” matters.  Proposals One and Two are considered “routine” matters under the NASDAQ Marketplace Rules.

HOW MANY VOTES ARE NEEDED TO APPROVE OUR PROPOSALS?

Directors are elected by the affirmative vote of a plurality of the shares of common stock present in person or by proxy and entitled to vote.  Abstentions and broker non-votes are not counted for purposes of the election of directors and, therefore, will have no effect on the outcome of such election.  The ratification of the appointment of Goldman Parks Kurland Mohidin, LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the proposal.  The approval of the Company’s 2010 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal. Other matters that may properly come before the Annual Meeting may require a majority or more than a majority vote under our Amended and Restated By-laws, our Articles of Incorporation, the laws of the state of Nevada or other applicable laws.

 WHO PAYS FOR THIS PROXY SOLICITATION?

The Company bears the expense of printing and mailing proxy materials.  In addition to this solicitation of proxies by mail, some of our employees may solicit proxies by personal interview, telephone, facsimile or email.  These individuals will not be paid any additional compensation for any such solicitation.

VOTING SECURITIES

Our $.001 par value common stock is the only class of capital stock authorized to vote by our Articles of Incorporation.  The number of shares of our common stock which may be voted at the meeting or any adjournment or postponement thereof is 32,795,875 shares, which was the number of shares outstanding as of April 13, 2010.  Each stockholder is entitled to one vote for each share of our common stock held.  There is no cumulative voting.  Votes will be tabulated by an inspector of election appointed by our Board of Directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered. If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to the Corporate Secretary of the Company, SmartHeat Inc., A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110027.  The Company’s telephone number is +86 (24) 2519-7699.

If requested, the Company will also provide such persons with copies of any exhibit to the Annual Report on Form 10-K for the year ended December 31, 2009 upon the payment of a fee limited to the Company’s reasonable expenses in furnishing such exhibits.

PROPOSAL FOR ACTION AT THE ANNUAL MEETING

Proposal One:
Election of Directors

Our Articles of Incorporation and Amended and Restated By-laws provide that the Board of Directors shall consist of at least one but not more than ten directors, the exact number of which may be fixed and changed from time to time by ordinary resolution of the Board of Directors or the stockholders of the Corporation.  The Board of Directors has adopted a resolution establishing five (5) as the number of directors of the Company.

Our Articles of Incorporation and Amended and Restated By-laws provide that the Board of Directors shall be elected at each annual meeting. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated its current members to be re-elected for another term.

Please see the section entitled “Director Nominees” below for information about the nominees for election as directors, their respective business experience and other pertinent information.

The persons named in the accompanying proxy card intend to vote such proxy in favor of the election of the nominees named below, who are currently directors, unless authority to vote for the director is withheld in the proxy.  Although the Board of Directors has no reason to believe that the nominees will be unable to serve as a director, if one of the nominees withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors, unless contrary instructions are given on the proxy.

The affirmative vote of a plurality of the shares of our common stock present in person or by proxy at the meeting and entitled to vote is required for the election of directors.  Proxies for which authority to vote for the nominee is withheld and broker non-votes will be tabulated for the purpose of computing the number of shares of our common stock present for the purposes of determining the presence of a quorum for the meeting. These proxies and broker non-votes will have no effect on the outcome of the election of the directors.

Our Board of Directors unanimously recommends a vote FOR the election of the nominees listed below as directors.

DIRECTOR NOMINEES

Set forth below is information with respect to the nominees for election as directors.

Name and Business Experience

Jun Wang, Chairman of the Board of Directors, Chief Executive Officer and President, Age 42

Mr. Wang was appointed as our Chairman of the Board of Directors, President and Chief Executive Officer on April 14, 2008. Mr. Wang founded Taiyu and was appointed Director, CEO and Chairman of Taiyu in 2002. Prior to that, Mr. Wang was the Assistant General Manager of Beijing HotNet Company, a large PHE components supplier in China. Mr. Wang gained substantial industry experience during his tenure as the sales manager at Honeywell China between 1996 and 1999. He started his professional career in 1994 as a Regional Sales Director at ALFA LAVAL, a global leader in the PHE industry. Mr. Wang earned a Master's Degree in Engineering from China's "MIT" - the renowned Tsinghua University. Mr. Wang is fluent in English.

Arnold Staloff, Director, Age 65

Mr. Staloff has served as the Chairman of Audit Committee for each of Shiner International, Inc. since 2007; AgFeed Industries, Inc. since 2007 and Deer Consumer Products, Inc. since 2009. From December 2005 to May 2007, Mr. Staloff served as Chairman of the Board of SFB Market Systems, Inc., a New Jersey-based company that provides technology solutions for the management and generation of options series data. From March 2003 to December 2005, Mr. Staloff was an independent consultant. From June 1990 to March 2003, Mr. Staloff served as President and Chief Executive Officer of Bloom Staloff Corporation, an equity and options market-making firm and foreign currency options floor broker. Additionally, Mr. Staloff served on the Board of Directors of Lehman Brothers Derivative Products Inc. from 1998 until 2008 and Lehman Brothers Financial Products Inc. from 1994 until 2008. Mr. Staloff holds a Bachelor of Business Administration from the University of Miami. Mr. Staloff has been appointed as the Chairman of our Audit Committee and serves as a member of our Compensation Committee and Nominating and Corporate Governance Committee. Mr. Staloff has been a director of the Company since June 19, 2008.

Weiguo Wang, Director, Age 45

Dr. Wang serves as Assistant Secretary General of the China Standardization Committee on Boilers and Pressure Vessels, a position he has held since March 2005. Additionally, Dr. Wang has served as a Director of the China Special Equipment Inspection and Research Agency since January 2007 and Deputy General Manager of Boilers Standard (Beijing) Technology Services Center Co., Ltd. since March 2004. From July 2001 to December 2003, Dr. Wang was a teacher at Tianjin University, China. Mr. Wang holds a Bachelor’s degree in Mechanics, a Master’s degree in Fluid Mechanics and a PhD in Fluid Mechanics, all from Beijing University. Dr. Wang has been appointed as the Chairman of our Compensation Committee and serves as a member of our Audit Committee and Nominating and Corporate Governance Committee.  Mr. Wang has been a director of the Company since June 19, 2008.

Wenbin Lin, Director, Age 65

Mr. Lin is one of the original founders of Taiyu in 2002. From December 2003 to October 2004, Mr. Lin served as Deputy Chairman and General Manager of Shenyang Huanggu Thermoelectricity Heating Inc. From November 2002 to December 2003, Mr. Lin served as Chairman and General Manager of Shenyang Heat Power Co. Ltd. From September 1999 to May 2002, Mr. Lin served as Chairman of Shenyang Thermoelectric Corp. From January 1991 to August 1999, Mr. Lin held a variety of positions within the government of Shenyang City in the PRC, including Director of the Economic Development & Reform Commission from February 1998 to August 1999, Director of Shenyang City’s Economics & Trade Commission from May 1995 to January 1998 and Deputy Director for the Economic Planning Commission from January 1991 to April 1995. Mr. Lin holds a Bachelor’s degree in Press Machinery from China's Anshan Steel Technical College. Mr. Lin has been appointed to each of the Compensation Committee and Nominating and Corporate Governance Committee of SmartHeat.  Mr. Lin has been a director of the Company since June 19, 2008.

Xin Li, Director, Age 38

Mr. Li brings more than a decade of corporate governance and industrial operations management experience to SmartHeat. He is a renowned management consultant in China. He is currently the general manager of Beijing ShengGao Consulting Co., Ltd., a strategic advisory firm founded by him more than 10 years ago that focuses on providing strategic guidance and management training to global companies. He also serves as an independent director and chairs the audit and various governance committees at several large Chinese domestic companies not listed in the United States. Mr. Li is a prolific writer in strategies and management issues. He has authored several books in the areas of management science and strategic planning. Mr. Li is proficient in Mandarin Chinese and English. He has a MBA and is a Research Fellow at the Management Science Center of Beijing University. Mr. Li has been appointed as the Chairman of our Nominating and Corporate Governance Committee and serves as a member of our Audit Committee and Compensation Committee. Mr. Li has been a director if the Company since July 29, 2009.

EXECUTIVE OFFICERS

Our executive officers and their ages as of April 16, 2010 are as follows:

Please refer to the biography of Mr. Jun Wang set forth above.

Zhijuan Guo, CFO & Treasurer, Age 45

Ms. Guo was appointed as our Chief Financial Officer on April 14, 2008. Ms. Guo joined Taiyu in 2002 as Chief Financial Officer. Prior to that time, she served as the Production Planning Director of Shenyang Thermoelectric Co. Ltd. She obtained her MBA in Finance from Shenyang North Eastern University and served as the finance manager of a local Real Estate Development Firm from 1993 to 1999. From March 1999 to November 2000, she also served as Auditing Director of Shenyang Dongyu Group Corp.

Xudong Wang, Vice President of Strategy and Development, Age 36

Mr. Wang joined SmartHeat on February 1, 2010 as our Vice President of Strategy and Development. Prior to that time, Mr. Wang served as Vice President (Greater China) for China US Bridge Capital Limited, an international financial firm. From June 2007 to April 2009, Mr. Wang served as the Chief Financial Officer of QKL Stores, Inc., a NASDAQ listed supermarket and department store chain in Northeast China. From April 2006 to May 2007, Mr. Wang served as Chief Financial Officer of ThyssenKrupp Presta Fawer Ltd., a Chinese subsidiary of a leading German manufacturing group. From April 2005 to April 2006, Mr. Wang served as the Financial Controller for Electronics, GmbH in Frankfurt, Germany. Mr. Wang earned his Master of International Business Administration from the University of Hamburg and his Bachelor of Accounting & Finance from the Shandong University of Finance.

Huajun Ai, Corporate Secretary, Age 38

Ms. Ai was appointed as our Corporate Secretary on April 14, 2008. Ms. Ai joined Taiyu in 2002 as Corporate Secretary.  Prior to that time, from December 2000 to October 2002, she served as an accountant at Shenyang Dongyu International Trade Co., Ltd.  From July 1994 to November 2000, Ms. Ai served as an accountant at Northeast Jin Cheng Industrial Corp.  Ms. Ai obtained her Bachelor's degree in Foreign Trade Accounting from Shenyang North Eastern University in 1994.

CORPORATE GOVERNANCE

INDEPENDENCE OF DIRECTORS

Subject to certain exceptions, under the listing standards of NASDAQ, a listed company’s board of directors must consist of a majority of independent directors. Currently, our Board of Directors has determined that each of Messrs. Arnold Staloff, Xin Li and Weiguo Wang is an “independent” director as defined by the listing standards of NASDAQ currently in effect and approved by the SEC and all applicable rules and regulations of the SEC. We have established the following standing committees of the Board of Directors: Audit, Compensation and Nominating and Corporate Governance. All members of the Audit Committee and a majority of the members of the Compensation and Nominating and Corporate Governance Committees satisfy the “independence” standards applicable to members of each such committee. The Board of Directors made this affirmative determination regarding these directors’ independence based on discussions with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with the Company. The Board of Directors considered relationships and transactions between each director or any member of his immediate family and the Company and its subsidiaries and affiliates. The purpose of the Board of Directors’ review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NASDAQ rules. Mr. Wenbin Lin is not deemed an independent director within the meaning of applicable NASDAQ and SEC rules; however, the Board of Directors has determined that, in light of the relative newness of SmartHeat as a public company and the unique circumstances relating to conducting our operations in China, it is advisable and in the best interests of SmartHeat and its stockholders that Mr. Lin be appointed to each of the Compensation Committee and Nominating and Corporate Governance Committee of SmartHeat.

MEETINGS OF THE BOARD OF DIRECTORS

Our Board of Directors held four quarterly meetings and one special meeting during fiscal year 2009, which does not include actions taken by written consent or committee meetings.  Each director attended at least 75% of the meetings of the Board of Directors held during the period for which he has been a director and the Board committees on which he served in fiscal year 2009.  Under our Corporate Governance Guidelines, directors are expected to attend all meetings of our Board of Directors, all meetings of any committee of which he is a member and the annual meeting of stockholders, and to spend the time necessary to properly discharge his respective duties and responsibilities. All members of the Board of Directors were in attendance at the Company’s 2009 Annual Meeting of Stockholders.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Mr. Wang has served as our Chairman of the Board of Directors, Chief Executive Officer, and President since April 14, 2008. We continue to believe that our leadership structure is appropriate because Mr. Wang takes an active role in board functions and was one of the original founders of Taiyu in 2002, which is now a wholly-owned subsidiary of the Company. Under Mr. Wang’s leadership, our management team has executed a strategy that has significantly improved our earnings growth, cash flow stability, and competitiveness in the domestic Chinese market. We do not currently have a lead independent director.

As part of its oversight functions, the Board of Directors is responsible for the oversight of risk management at the Company.  Our Board of Directors delegates risk oversight to our Audit Committee, which considers and addresses risk assessment and risk management issues and concerns, and reviews with management the Company’s major risk exposures and the steps management has taken to monitor and control such exposures.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

We established our Audit Committee in June 2008. The Audit Committee consists of Messrs. Staloff and Li and Dr. Wang, each of whom is an independent director. Mr. Staloff, Chairman of the Audit Committee, is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The purpose of the Audit Committee is to represent and assist our Board of Directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. The Audit Committee held four meetings during fiscal year 2009, which does not include actions taken by written consent. The Board of Directors has adopted a written charter for the Audit Committee, the current copy of which is available on our website at www.smartheatinc.com.

As more fully described in its charter, the functions of the Audit Committee include the following:

•	appointment of independent auditors, determination of their compensation and oversight of their work;

•	review the arrangements for and scope of the audit by independent auditors;

•	review the independence of the independent auditors;

•	consider the adequacy and effectiveness of the internal controls over financial reporting;

•	pre-approve audit and non-audit services;

•	establish procedures regarding complaints relating to accounting, internal accounting controls, or auditing matters;

•	review and approve any related party transactions;

•	discuss with management our major financial risk exposures and our risk assessment and risk management policies; and

•	discuss with management and the independent auditors our draft quarterly interim and annual financial statements and key accounting and reporting matters.

Compensation Committee

We established our Compensation Committee in June 2008. The Compensation Committee consists of Messrs. Staloff and Li and Dr. Wang, each of whom is an independent director, and Mr. Lin. Dr. Wang is the Chairman of the Compensation Committee. The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our equity incentive plans, including the approval of grants under such plans to our employees, consultants and directors. The Compensation Committee also reviews and determines compensation of our executive officers, including our Chief Executive Officer. The Compensation Committee may delegate its authority to subcommittees, but may not delegate its responsibilities for any matters involving executive compensation unless all members of such subcommittee qualify as independent directors.  The Compensation Committee may consult with the Chief Executive Officer and other members of management in the exercise of its duties.  Notwithstanding such consultation, the Compensation Committee retains absolute discretion over all compensation decisions with respect to the executive officers, including the Chief Executive Officer. The Compensation Committee held no meetings during fiscal year 2009, which does not include actions taken by written consent. The Board of Directors has adopted a written charter for the Compensation Committee, the current copy of which is posted on our website at www.smartheatinc.com.

The compensation of our executive officers and other employees is composed of base salaries. For 2009, compensation for our officers, including our named executive officers, was determined by considering SmartHeat’s overall financial position and the state of its business. The compensation committee will determine any increase in compensation, with respect to each officer, based on individual performance, level of responsibility, and skills and experience, taking into account the anticipated level of difficulty in replacing such officers and employees with persons of comparable experience, skill and knowledge.

Nominating and Corporate Governance Committee

We established our Nominating and Corporate Governance Committee in June 2008. The Nominating and Corporate Governance Committee consists of Messrs. Staloff and Li and Dr. Wang, each of whom is an independent director, and Mr. Lin.  Mr. Li is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting and fills any vacancies on our Board of Directors, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices. The Nominating and Corporate Governance Committee held no meetings during fiscal year 2009, which does not include actions taken by written consent. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, the current copy of which is posted on our website at www.smartheatinc.com.

The members of the Nominating and Corporate Governance Committee, other than incumbent director nominees, discuss the qualifications of the director nominees and the needs of the Company.  The Nominating and Corporate Governance Committee will consider nominees recommended by our directors and officers.  In evaluating director candidates, the Nominating and Corporate Governance Committee considers factors that are in the best interests of the Company and its stockholders, including, but not limited to, the knowledge, experience, integrity and judgment of possible candidates for nomination as directors; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Nominating and Corporate Governance Committee desires to have represented on the Board of Directors, including familiarity with and experience in our specific industry; the NASDAQ’s requirements for directors, including any applicable independence standards and other qualifications and experience; each candidate’s ability to devote sufficient time and effort to his or her duties as a director of the Company and, where applicable, prior service as a director of the Company.  There are, however, no stated minimum criteria for director nominees.  The Nominating and Corporate Governance Committee recommends candidates to the Board of Directors for election at the annual meeting of stockholders.

CODE OF BUSINESS CONDUCT AND ETHICS

Our Board of Directors has adopted a Code of Conduct, which applies to all directors, officers and employees. The purpose of the Code is to promote honest and ethical conduct. The Code is posted on our website, located at www.smartheatinc.com, and is available in print, without charge, upon written request to SmartHeat Inc. at A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110027.  We intend to post promptly any amendments to or waivers of the Code on our website.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

You may communicate with our directors, individually or as a group, by writing to Board of Directors, SmartHeat Inc., A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110027.  All such communications will be forwarded to the relevant director(s), except for solicitations or other matters not related to the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There were no transactions with any related persons (as that term is defined in Item 404 in Regulation S-K) during the fiscal year ended 2009, or any currently proposed transaction, in which we were or are to be a participant and the amount involved was in excess of $120,000 and in which any related person had a direct or indirect material interest.

We have adopted a written policy in connection with related party transactions involving our company. The policy requires the prior approval by our Audit Committee for any transaction, arrangement or relationship in which (i) the aggregate amount involved will or may be expected to reach $50,000 in any calendar year, (ii) we are a participant and (iii) any related person has or will have an interest. For the purposes of this proxy statement, “related persons” include our executive officers, directors, greater than 5% stockholders or immediate family members of any of the foregoing. Pursuant to this policy, the Audit Committee, among other factors, is required to take into account whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances. In addition, the Chairman of the Audit Committee has the authority to approve or ratify any interested transaction with a related person in which the aggregate amount involved is expected to be less than $25,000.

There are no family relationships between any of our directors, director nominees, executive officers or other key personnel and any other of our directors, director nominees, executive officers or other key personnel.

LEGAL PROCEEDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

 During the past ten years, none of the Company’s directors or executive officers has been:

•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•
found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated;

•
subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

No director, officer or affiliate of the Company, or any beneficial owner of 5% or more of the Company’s common stock, or any associate of such persons, is an adverse party in any material proceeding to, or has a material interest adverse to, the Company or any of its subsidiaries.

DIRECTOR COMPENSATION

Director Compensation Table – 2009

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total
Name and principal position	($)	($)	($)	($)
Jun Wang, Chairman	—	—	—	—
Wenbin Lin	—	—	—	—
Frederic Rittereiser (1)	20,000	—	—	20,000
Arnold Staloff (2)	50,000	—	—	50,000
Weiguo Wang	12,000	—	—	12,000
Xin Li	17,500	—	—	17,500

(1) On July 17, 2008, Mr. Rittereiser was awarded options to purchase 10,000 shares of our common stock, expiring on July 17, 2013, at an exercise price of $4.60 per share, with a three-year vesting schedule. As Mr. Rittereiser voluntarily retired as director of the Company on July 31, 2009, he forfeited his unvested options. As of December 31, 2009, Mr. Rittereiser holds 3,333 options to purchase the Company’s common stock.  Mr. Ritteresier was not awarded any options in 2009.

(2) On July 17, 2008, Mr. Staloff was awarded options to purchase 10,000 shares of our common stock, expiring on July 17, 2013, at an exercise price of $4.60 per share, with a three-year vesting schedule. As of December 31, 2009, Mr. Staloff holds 3,333 options to purchase the Company’s common stock. The remaining 6,667 options will vest equally on each of the second and third anniversaries of the grant date. Mr. Staloff was not awarded any options in 2009.

Narrative Disclosure to Director Compensation Table.

On June 19, 2008, Messrs. Rittereiser, Staloff and Dr. Wang joined the Board of Directors as independent directors, satisfying the definition of “independence” as defined in Rule 5605 of the NASDAQ Rules. Additionally, Mr. Lin joined the Board of Directors on June 19, 2008. Mr. Lin is not an "independent" director. Mr. Li was appointed as a member of the Board of Directors on July 29, 2009. Mr. Li is an “independent” director. Mr. Rittereiser voluntarily retired as a director of the Company on July 31, 2009.   We have agreed to pay annual compensation to each of our independent directors. Mr. Staloff is entitled to receive $50,000 in cash per year, paid in equal quarterly installments. This fee includes $10,000 for serving as Chairman of the Audit Committee.  Mr. Rittereiser was entitled to receive $40,000 in cash per year, paid in equal quarterly installments. Dr. Wang and Mr. Li are each entitled to receive $12,000 in cash per year, paid in equal quarterly installments. In addition, on July 17, 2008, each of Messrs. Staloff and Rittereiser were awarded options to purchase 10,000 shares of our common stock, expiring on July 17, 2013, at an exercise price of $4.60 per share, with a three year vesting schedule. Mr. Rittereiser’s unvested options as of July 31, 2009 were forfeited.

We have not compensated, and will not compensate, our non-independent director, Mr. Lin, for serving as our director, although he is entitled to reimbursements for reasonable expenses incurred in connection with attending our board meetings.

The directors may determine remuneration to be paid to the directors with interested members of the board refraining from voting. The Compensation Committee will assist the directors in reviewing and approving the compensation structure for the directors.

We do not maintain a medical, dental or retirement benefits plan for the directors.

EXECUTIVE COMPENSATION

As a “Smaller Reporting Company,” we have elected to follow scaled disclosure requirements for smaller reporting companies with respect to the disclosure required by Item 402 of Regulation S-K. Under the scaled disclosure obligations, the Company is not required to provide a Compensation Discussion and Analysis, Compensation Committee Report and certain other tabular and narrative disclosures relating to executive compensation.

The following table sets forth information concerning the compensation for the years ended December 31, 2009, 2008 and 2007 of certain of our executive officers. A discussion of each of the principal elements comprising this executive compensation follows this table.

Summary Compensation Table – 2009
	Fiscal	Salary	Bonus	Stock Awards	Option Awards	Total
Name and principal position	Year	($)	($)	($)	($)	($)
Jun Wang	2007	18,000	0	0	0	18,000
President and Chief Executive Officer	2008	18,000	0	0	0	18,000
	2009	18,000	0	0	0	18,000
Zhijuan Guo	2007	10,684	0	0	0	10,684
Chief Financial Officer	2008	10,684	0	0	0	10,684
	2009	18,000	0	0	0	18,000

Narrative Disclosure to Summary Compensation Table.

Employment Agreements

On January 1, 2008, Taiyu entered into a three-year employment agreement with Mr. Jun Wang, which agreement may be renewed at the end of the initial term upon mutual agreement between Mr. Jun Wang and Taiyu.  Either party shall give written notice to the other party of its intention not to renew the agreement at least 30 days prior to the end of the initial term.  Pursuant to the terms of the employment agreement, Mr. Jun Wang shall receive a salary in an amount that is not less than the lowest minimum wage per month paid in Shenyang and shall be based on the uniform wage and incentive system in Shenyang. In addition, Mr. Jun Wang shall be entitled to overtime pay in accordance with the applicable law.

On January 1, 2008, Taiyu entered into a three-year employment agreement with Ms. Zhijuan Guo, at terms identical to the terms of the employment agreement with Mr. Jun Wang.

Change-In-Control Agreements

We do not have any existing arrangements providing for payments or benefits in connection with the resignation, severance, retirement or other termination of any of our named executive officers, changes in their compensation or a change in control.

Stock Incentive Plans

We had no stock incentive plan during 2008 or 2009.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2009, there were no outstanding equity awards held by executive officers of our company.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our common stock as of April 13, 2010, by (i) each person that we know beneficially owns more than 5% of our outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our named executive officers and directors as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days of April 13, 2010. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. As of April 13, 2010, there were 32,795,875 shares of our common stock issued and outstanding.

Unless otherwise indicated, each of the stockholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of common stock.  Except as otherwise indicated, the address of each of the stockholders listed below is: c/o SmartHeat Inc., A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110027.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Beneficially Owned
5% Stockholders:
Beijing YSKN Machinery & Electronic Equipment Co., Ltd (1) Rm 1106, Huapu International Plaza No.19, Chaowai Street, Chaoyang District Beijing, China	6,808,000		20.76%
Yang In Cheol (2) #630-5, Namchon-Dong Namdong-Yu Incheon, South Korea 302-405	3,848,000		11.73%
ShenYang ZhiCe Investment Co., Ltd (3) No. 1 Yuebin Street Shenhe District Shenyang, China 110027	2,960,000		9.03%
FMR LLC (4) 82 Devonshire Street Boston, MA 02109	4,003,489		12.21%

Directors and Named Executive Officers
Jun Wang, Chairman of the Board, President and CEO (1)	3,404,000		10.38%
Zhijuan Guo, CFO	0		—
Arnold Staloff, Director	15,033	(5)	*
Weiguo Wang, Director	0		—
Wenbin Lin, Director	473,600	(6)	1.44%
Xin Li, Director	0		—

All Directors and named Executive Officers as a group (6 persons)	3,892,633		11.87%

*	Less than 1% of shares outstanding.

(1)          The information for YSKN and Mr. Jun Wang is derived from Amendment No. 1 to Schedule 13D, dated June 30, 2008, which was filed with the SEC to report the shares beneficially owned by such persons as of May 7, 2008. The Schedule 13D states that YSKN has sole power to vote and dispose of 6,808,000 shares owned by YSKN and that Messrs. Jun Wang and Fang Li each hold 50% of the equitable and legal rights, title and interests in and to the share capital of YSKN and, as a result of such ownership each of Messrs. Wang and Li has shared power to vote and dispose of the shares owned directly by YSKN.

(2)          The information for Yang In Cheol is derived from a Schedule 13G, dated April 25, 2008, which was filed with the SEC to report the shares beneficially owned by him as of April 14, 2008. The Schedule 13G states that Yang In Cheol has sole power to vote and dispose of 3,848,000 shares owned by him.

(3)          The information for ShenYang ZhiCe Investment Co., Ltd is derived from a Schedule 13G, dated April 25, 2008, which was filed with the SEC to report the shares beneficially owned by it as of April 14, 2008. The Schedule 13G states that ShenYang ZhiCe Investment Co., Ltd has sole power to vote and dispose of 2,960,000 shares owned by it.  ShenYang ZhiCe Investment Co. is owned by Ms. Huiqin Wang, Ms. Dongmei Li and Mr. Zhaohui Lin, with each of them having a voice in the voting and disposition of the shares held by ShenYang ZhiCe Investment Co.  Ms. Li and Mr. Lin are adult children of Wenbin Lin, a director of SmartHeat.  Neither Mr. Wenbin Lin nor SmartHeat have any interest in, or other relationship with, ShenYang ZhiCe Investment Co., Ltd.

(4)          The information for FMR LLC is derived from Amendment No. 1 to Schedule 13G, dated February 16, 2010, which was filed with the SEC to report the shares beneficially owned by it as of December 31, 2009. The Schedule 13G states that FMR LLC, an investment advisor, has sole power to dispose or to direct the disposition of 4,003,408 shares owned by it.

(5)          Includes options to purchase 3,333 shares of common stock that are presently exercisable, warrants to purchase 1,500 shares of common stock that are presently exercisable and 100 shares beneficially owned by Mr. Staloff’s spouse.

(6)          Includes 473,600 shares beneficially owned by Mr. Lin's spouse through her ownership of 16% equity interest in ShenYang ZhiCe Investment Co., Ltd., which holds an aggregate of 2,960,000 shares of common stock of SmartHeat. Mr. Lin disclaims beneficial ownership of these shares.

We are not aware of any arrangements that could result in a change in control of the Company.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of our common stock to file reports regarding ownership of, and transactions in, our securities with the Commission and to provide us with copies of those filings. Based solely on our review of the copies received by us and on the written representations of certain reporting persons, we believe that during fiscal year ended December 31, 2009, the following reporting persons have failed to file such reports on a timely basis:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Xin Li, Director	1	0	0

PROPOSAL FOR ACTION AT THE ANNUAL MEETING

Proposal Two:
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Goldman Parks Kurland Mohidin, LLP (“GPKM”) as our independent registered public accounting firm for its fiscal year ending December 31, 2010. GPKM has acted in such capacity since its appointment on April 14, 2008. The Company has been advised by GPKM that the firm has no relationship with the Company or its subsidiaries other than that arising from the firm’s engagement as auditors. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In making its determination regarding whether to appoint or retain a particular firm of independent auditors, the Audit Committee takes into account the views of management. A representative of GPKM is expected to be available telephonically at the Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Stockholder Ratification

We are not required to submit the appointment of GPKM for ratification by our stockholders. However, we are doing so as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if they determine that such an appointment would be in our best interests and that of our stockholders.

The ratification of the appointment of GPKM as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the proposal.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Goldman Parks Kurland Mohidin, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Change in Company’s Accountant

On April 14, 2008, we dismissed Dale Matheson Carr-Hilton Labonte, LLP (“DMCHL”) as our independent accountant.  DMCHL had previously been engaged as the principal accountant to audit our financial statements.  The reason for the dismissal of DMCHL was that, following the consummation of the Share Exchange on April 14, 2008, (i) the former stockholders of Taiyu owned a significant amount of the outstanding shares of our common stock and (ii) our primary business became the business previously conducted by Taiyu.  The independent registered public accountant of Taiyu for U.S. accounting purposes was the firm of GPKM. We believe that it is in our best interests to have GPKM continue to work with our business, and we therefore retained GPKM as our new principal independent registered accounting firm, effective as of April 15, 2008.  GPKM is located at 16133 Ventura Blvd., Suite 880, Encino, CA 91436.  The decision to change accountants was approved by our Board of Directors on April 14, 2008.

During our two most recent fiscal years and any subsequent interim period through to the date of our engagement of GPKM, neither we, nor anyone on our behalf, has consulted with GPKM or any other auditor regarding any accounting or audit concerns, including, without limitation, those stated in Item 304(a)(2) of Regulation S-K.

The report of DMCHL on our financial statements for the period from August 4, 2006 (inception) through our fiscal year ended October 31, 2007, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to our ability to continue as a going concern.

From our inception through April 14, 2008, there were no disagreements with DMCHL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of DMCHL, would have caused it to make reference to the matter in connection with its reports.

From our inception through April 14, 2008, we did not consult GPKM regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for our audit of annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

Year	Fees	Name
2009	$145,000	Goldman Parks Kurland Mohidin, LLP
2008	$133,000	Goldman Parks Kurland Mohidin, LLP
2008	$2,000	Dale Matheson Carr-Hilton Labonte LLP

 Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported in the preceding paragraph were:

Year	Fees	Name
2009	$0	Goldman Parks Kurland Mohidin, LLP
2008	$0	Goldman Parks Kurland Mohidin, LLP
2008	$0	Dale Matheson Carr-Hilton Labonte, LLP

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountants for tax compliance, tax advice and tax planning were:

Year	Fees	Name
2009	$0	Goldman Parks Kurland Mohidin, LLP
2008	$0	Goldman Parks Kurland Mohidin, LLP
2008	$0	Dale Matheson Carr-Hilton Labonte, LLP

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountants, other than the services reported in the preceding paragraphs, were:

Year	Fees	Name
2009	$0	Goldman Parks Kurland Mohidin, LLP
2008	$0	Goldman Parks Kurland Mohidin, LLP
2008	$0	Dale Matheson Carr-Hilton Labonte, LLP

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under this policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

The information set forth in this Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting materials” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

The Audit Committee of the Board of Directors is comprised of the three directors named below.  Each member of the Audit Committee is an independent director as defined by NASDAQ rules.  A written charter adopted by the Board of Directors governs the Audit Committee’s activities.  The Audit Committee has reviewed and discussed our audited financial statements with management, which has primary responsibility for the financial statements.

Goldman Parks Kurland Mohidin, LLP (“GPKM”), our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee has discussed with GPKM the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, which includes, among other items, matters relating to the conduct of an audit of our financial statements.  The Audit Committee has received the written disclosures and the letter from GPKM required by the Public Company Accounting Oversight Board regarding GPKM’s communications with the Audit Committee and has discussed with GPKM their independence from the Company.  Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in our fiscal year 2009 Annual Report to Stockholders.

Submitted by the members of the Audit Committee of the Board of Directors,
Mr. Arnold Staloff
Dr. Weiguo Wang
Mr. Xin Li

PROPOSAL FOR ACTION AT THE ANNUAL MEETING

Proposal Three:
Adoption of the 2010 Equity Incentive Plan

We are asking our stockholders to vote to adopt the 2010 Equity Incentive Plan (“2010 Plan”) that will provide stock-based compensation to our employees, directors and consultants. Currently, the Company has approximately 700 employees, 5 directors, and 1 consultant.  The Board approved the 2010 Plan on April 9, 2010, subject to stockholder approval.  The affirmative vote by a majority of votes cast on the proposal at the Annual Meeting is required for approval of the 2010 Plan.  To date, the Company has not made grants under the 2010 Plan.

The following summary of the material features of the 2010 Plan is qualified in its entirety by reference to the 2010 Plan, a copy of which is attached hereto as Appendix A.  Unless otherwise defined, capitalized terms in this summary have the same meanings as provided in the 2010 Plan.

The Board believes that it is in the Company’s best interests and in the best interests of our stockholders to adopt the 2010 Equity Incentive Plan to help attract, motivate and retain outstanding employees, directors and consultants and to align further their interests with those of our stockholders. The Board unanimously recommends a vote FOR the approval of the 2010 Equity Incentive Plan.

Summary of the 2010 Equity Incentive Plan

Purpose. The purpose of the 2010 Plan is to advance the interests of our stockholders by enhancing our ability to attract, retain and motivate employees, directors and consultants and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of our stockholders.

Eligibility and Type of Awards.  Employees, officers, directors and consultants of the Company, its parent or its subsidiaries are generally eligible to receive stock options, restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”) and other share-based awards.  Incentive stock options (“ISOs”) may be granted only to Employees.  SARS and nonqualified stock options (“NSOs”) may not be granted to Service Providers of a parent if the Service Provider is subject to U.S. tax.

Administration. The 2010 Plan will be administered by the Board or a committee thereof. The 2010 Plan is currently being administered by the Compensation Committee.  The Compensation Committee may determine the specific terms and conditions of all Awards granted under the 2010 Plan, including, without limitation, the number of shares subject to each Award, the price to be paid for the shares and the vesting criteria, if any. The Compensation Committee has discretion to administer the 2010 Plan as it deems necessary or advisable.

 Shares Available for Award. Subject to adjustment as described below, (i) the maximum aggregate number of shares of Common Stock (“Share”) that may be issued under the 2010 Plan is 1,000,000 Shares, (ii) not more than 500,000 Shares (or for Awards denominated in Shares and satisfied in cash, the Fair Market Value of 500,000 Shares on the grant date), may be awarded to any individual participant in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under section 162(m) of the Internal Revenue Code of 1986, as amended (“ Code ”) and (iii), to the extent consistent with Code section 422, not more than an aggregate of 1,000,000 Shares may be issued pursuant to the exercise of ISOs under the 2010 Plan.

            Transferability. An Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and Options and SARs may be exercised, during the lifetime of the participant, only by the participant.

Vesting Conditions.  For every Award under the 2010 Plan, the Compensation Committee may impose conditions on vesting as it deems advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment) or any other basis.

Option Grants. An option is the right to purchase shares of Common Stock at a future date at a specified price. Options granted under the 2010 Plan may be either ISOs, within the meaning of Code section 422, or NSOs (i.e ., options not intended to qualify as ISOs).  The Compensation Committee determines the terms of each Option at the time of grant, including the number of Shares covered by, the exercise price of, and the conditions and limitations applicable to the exercise of each Option; provided that (i) the exercise price of an Option may not be less than the Fair Market Value of a Share on the grant date and the option term may not exceed ten years, (ii) ISOs may only be granted to employees; (iii) if the optionee owns more than 10% of the total combined voting power of all classes of stock, the exercise price of an ISO may not be less than 110% of the Fair Market Value of a Share on the grant date and the option term may not exceed five years.  To the extent that the aggregate Fair Market Value of the stock underlying ISOs that first become exercisable in any calendar year exceeds $100,000, such options will be treated as NSOs.

The 2010 Plan permits the following forms of payment of the exercise price of Options:

•	cash or check;

•	to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

•	other Shares, provided the Shares have a Fair Market Value on the date of exercise of the Option equal to the aggregate exercise price for the Shares being purchased;

•
to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

•
by requesting the Company to withhold such number of Shares then issuable upon exercise of the Option that have an aggregate Fair Market Value equal to the exercise price for the Option being exercised;

•	any combination of the foregoing; or

•	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

Stock Appreciation Rights.  A SAR is an award entitling the recipient, upon exercise, to receive an amount in shares of common stock or cash or a combination thereof determined by reference to appreciation, from and after the grant date, in the fair market value of a share of common stock. The Compensation Committee determines the terms of each SAR at the time of grant, including the number of Shares to be covered by, the exercise price of, and the conditions and limitations applicable to the exercise of each SAR; provided that (i) the exercise price of a SAR may not be less than the Fair Market Value of a Share on the grant date.  Upon exercise of a vested SAR, the recipient of the SAR will receive payment in an amount no greater than (i) the difference between the Fair Market Value of a Share on the exercise date over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised.  The payment upon exercise of a vested SAR may be in cash, Shares of equivalent value or some combination thereof.

Restricted Stock Awards and Restricted Stock Units. The Compensation Committee may grant Restricted Stock and RSUs, both which are subject to forfeiture in the event conditions specified by the Compensation Committee are not satisfied prior to the end of the applicable restriction period.  Restricted Stock Units entitle the recipient to receive Shares at the time the award vests.  Restricted Stock may be issued at the time of grant or the Company may hold the Restricted Stock in escrow until the award vests and restrictions lapse.

The Compensation Committee determines the number and form of Award, vesting conditions, the purchase price, if any, and any other terms and conditions of Restricted Stock and RSU Awards at the time of grant.  All restrictions will lapse and the restriction period will end upon the satisfaction of vesting conditions.  The Compensation Committee may (i)  the time at which restrictions will lapse or (ii) provide for complete or partial exceptions to an employment condition as it deems equitable.

During the restriction period, Service Providers holding Restricted Stock (i) may exercise full voting rights with respect to those Shares and (ii) will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Compensation Committee determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeiture as the Restricted Stock with respect to which they were paid.

Other Stock-Based Awards.  The Compensation Committee may grant other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares.  Other Share-Based Awards may include, without limitation, (i) Shares awarded as a bonus and not subject to any restrictions or conditions, (ii) grants in lieu of cash compensation, (iii) other rights convertible or exchangeable into Shares, and (iv) other awards valued by reference to the value of Shares or the value of securities of or the performance of specified Subsidiaries.  At the time of grant, the Compensation Committee will determine the number of Shares or stock units to be granted pursuant to an Award, and all other terms and conditions of an Award, including, but not limited to, the vesting period (if any), purchase price (if any), and whether such Awards will be payable or paid in cash, Shares or otherwise.

Cash Settlement.  The Compensation Committee may, in its sole discretion, choose to settle any Award granted under the 2010 Plan in cash (in whole or in part) in lieu of Shares.  The value of such Award on the date of distribution will be determined in the same manner as the Fair Market Value of Shares on the grant date of an Option.

Adjustments, Dissolution, Liquidation, Merger or Change in Control. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, any increase in the number of issued Shares of the Company resulting from an issuance or offering, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Committee will equitably adjust (i) the number and kind of shares authorized for issuance under the 2010 Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the exercise price of Options and SARs.

In the event of the dissolution or liquidation of the Company, the Compensation Committee will notify each participant as soon as practicable prior to the effective date of such transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the dissolution or liquidation.

In the event of a merger or Change in Control, the surviving or successor entity may either assume the Company’s rights and obligations with respect to outstanding Awards or substitute outstanding Awards for substantially equivalent property (including, but not limited to comparable equity interests in the surviving or successor entity) that are subject to vesting requirements and repurchase restrictions no less favorable to the participant than those in effect prior to the merger or Change in Control.

            In the event that the successor corporation does not assume or provide a substitute for the Award, all outstanding Awards will vest, all vesting criteria will be deemed to have been achieved at target levels, and all restrictions on Awards will lapse.  Any Option or SAR that is not assumed or substituted in the event of a Change in Control will be exercisable for a period determined by the Compensation Committee in its sole discretion.  The Compensation Committee will provide reasonable notice of the exercise period to the participant, and the Option or SAR will terminate upon the expiration of such exercise period.

Termination of, or Amendments to, the 2010 Plan.  The 2010 Plan may be amended, altered, suspended or terminated by the Board at any time.  No amendment will be effective prior to its approval by the stockholders to the extent stockholder approval is necessary or appropriate to comply with any legal requirement or the terms of the 2010 Plan.  Any amendment that impairs the rights of a participant shall require such participant’s consent.  The 2010 Plan will terminate 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders, unless the 2010 Plan is terminated sooner by the Board.  However, all Awards granted prior to and which are outstanding on the date the 2010 Plan is terminated will remain valid in accordance with their terms and conditions.

Consequences of Non-approval.  If stockholders do not approve the adoption of the 2010 Plan, the 2010 Plan will not go into effect, and any Awards granted under the 2010 Plan will be null and void and of no effect.

U.S. Federal Income Tax Consequences. The following is a brief summary of the United States federal income tax consequences relating to Awards granted under the 2010 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement.  The summary is limited to the federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes and the summary does not purport to address all tax considerations that are relevant.  State, local, foreign and other taxes may differ.  In addition, this summary assumes that all Awards are exempt from, or comply with, Code section 409A. Each participant is urged to consult his or her own tax advisor as to the specific tax consequences to such participant of the grant of an Award, the vesting or exercise of an Award, and the disposition of shares that may be issued pursuant to an Award.

Incentive Stock Options. Generally, a participant will not recognize income on the grant or exercise of an ISO. At exercise, however, the excess of the Fair Market Value of the shares acquired upon exercise over the exercise price is an item of adjustment in computing the participant's alternative minimum taxable income. If the participant holds the stock received upon exercise of an ISO for at least two years from the grant date and one year from the exercise date, any gain realized on a sale of the stock is treated as long-term capital gain. If the participant sells the stock received upon exercise prior to the expiration of such periods (a “disqualifying disposition”), the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the Fair Market Value of such stock on the exercise date over the exercise price (or, if less, the excess of the amount realized upon the sale over the exercise price). The excess, if any, of the sale price over the Fair Market Value on the exercise date will be short-term capital gain.

Our Company is not entitled to a tax deduction as the result of the grant or exercise of an ISO. If the participant has ordinary income as a result of a disqualifying disposition, the Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Code section 162(m).

Nonqualified Stock Options. Generally, a participant will not recognize income, and the Company is not entitled to a deduction, upon a grant of a NSO. On exercise, a participant will recognize as ordinary income the difference between the exercise price and the Fair Market Value of the shares on the exercise date, unless the shares are subject to any restrictions on the participant's ownership or disposition thereof. At the time the participant recognizes income, the Company is entitled to a deduction equal to the amount of income recognized by the participant, assuming the deduction is allowed by Code section 162(m). Upon sale of the shares, the participant will recognize long-term or short-term capital gain or loss depending on the sale price and holding period of the shares.

Stock Appreciation Rights. Generally, a participant will not recognize income, and the Company is not entitled to a deduction, upon a grant of a SAR. On exercise, a participant will recognize as ordinary income the amount of cash or the Fair Market Value of the shares received.  At the time the participant recognizes income, the Company is entitled to a deduction equal to the amount of income recognized by the participant, assuming the deduction is allowed by Code section 162(m). Upon the sale of any shares acquired by exercise of a SAR, the participant will recognize long-term or short-term capital gain or loss depending on the sale price and holding period of the shares.

Restricted Stock or RSUs. Generally, a participant will not recognize income, and the Company is not entitled to a deduction, upon a grant of Restricted Stock or RSUs. A participant may elect to be taxed on the difference between the purchase price of Restricted Stock and the Fair Market Value of the Restricted Stock on the grant date by filing a Code section 83(b) election.  Otherwise, upon the lapse of restrictions on Restricted Stock, the participant generally recognizes ordinary compensation income equal to the Fair Market Value of the shares less the purchase price (if any) paid by the participant. Upon the delivery to the participant of common shares in respect of Restricted Stock Units, the participant generally recognizes ordinary income equal to the Fair Market Value of the shares as of the delivery date less the purchase price (if any) paid by the participant. At the time the participant recognizes income, the Company is entitled to a deduction equal to the amount of income recognized by the participant, assuming the deduction is allowed by Code section 162(m). Upon the sale of any shares acquired through Restricted Stock or RSUs, the participant will recognize long-term or short-term capital gain or loss depending on the sale price and holding period of the shares.

Other Stock-Based Awards.  The tax consequences associated with any other Stock-Based Award granted under the 2010 Plan will vary depending on the specific terms of the Award.  Among the relevant factors are whether the Award has a readily ascertainable Fair Market Value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant and the participant’s holding period and tax basis for the Award or underlying common stock.

Withholding. Our Company generally must collect and pay withholding taxes upon the exercise of a NSO or SAR, upon the earlier of the filing of a Code section 83(b) election or the date the restrictions on Restricted Stock lapse, and at the time that Restricted Stock Units are settled by delivering stock or cash to a participant.  The Compensation Committee may permit a participant to satisfy tax withholding by (i) paying cash, (ii) electing to have our Company withhold otherwise deliverable Shares having a Fair Market Value (as of the date that the taxes should be withheld) equal to the withholding amount, or (iii) delivering to the Company already-owned Shares having a Fair Market Value (as of the date that the taxes should be withheld) equal to the withholding amount.

Limits on Company Deduction.  Subject to certain exceptions, Code section 162(m) disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year.  The 2010 Plan has been designed to allow, but not require, grants to qualify for an exception to the Code section 162(m) deduction limit.

Tax Rules Affecting Nonqualified Deferred Compensation Plans.  Awards granted under the 2010 Plan may be subject to Code section 409A.  Failure to comply with Code section 409A or to qualify for an exemption from Code section 409A could result in significant adverse tax results to the grantee of the Award, including immediate taxation, an additional 20 percent tax on the amount of income so recognized, plus interest.  The 2010 Plan has been designed in accordance with the Company’s intent to grant awards that qualify for an exemption from Code section 409A.

ADDITIONAL INFORMATION

STOCKHOLDER NOMINATIONS FOR DIRECTORS

Nominations for the election of directors may only be made by the Board of Directors in consultation with its Nominating and Corporate Governance Committee. A stockholder of record may recommend to the Nominating and Corporate Governance Committee a candidate for consideration as a nominee. However, the committee will consider a stockholder nominee only if a stockholder provides written notice to: SmartHeat Inc., A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110027, Attention:  Chairman of the Nominating and Corporate Governance Committee.

In order to provide sufficient time to enable the Nominating and Corporate Governance Committee to evaluate candidates recommended by stockholders in connection with its selection of candidates for nomination at SmartHeat’s annual meeting of stockholders, the Chairman must receive the stockholder’s recommendation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary of the mailing of the proxy statement for the annual meeting of stockholders for the preceding year. Each such notice must include the following information about the candidate:

•	Name;
•	Age;

•	Business and current residence addresses, as well as residence addresses for the past 20 years;
•	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);
•	Educational background;
•	Permission for SmartHeat to conduct a background investigation, including the right to obtain education, employment and credit information;
•	The number of shares of SmartHeat’s common stock beneficially owned by the candidate, if any;
•
The information that would be required to be disclosed by SmartHeat about the candidate under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

•	A signed consent of the nominee to serve as a director of SmartHeat, if elected.

The Nominating and Corporate Governance Committee will evaluate nominees properly proposed by eligible stockholders in the same manner as nominees identified by the Nominating and Corporate Governance Committee. To date, no stockholder or group of stockholders has put forth any director nominees.

STOCKHOLDER PROPOSALS

The rules of the SEC govern when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under these rules, proposals that stockholders would like to submit for inclusion in our proxy statement for our 2011 annual meeting of stockholders should be received by our Corporate Secretary no later than December 17, 2011 (which is 120 days prior to the anniversary of the mailing date of this proxy statement), assuming that the date of the annual meeting to be held in 2011 is not changed by more than 30 days from the date of this annual meeting. In such event, we will provide notice of the date by which such proposals must be received in order to be included in our proxy statement in Item 5 of our quarterly report on Form 10-Q. Our determination of whether we will oppose inclusion of any proposal in our proxy statement and proxy will be made on a case-by-case basis in accordance with our judgment and the rules and regulations promulgated by the SEC.

In addition, if a stockholder wishes to present a proposal at the 2011 annual meeting that will not be included in our proxy statement and the Company is not notified prior to March 2, 2011 (which is 45 days prior to the anniversary of the mailing date of this proxy statement), then the proxies solicited by our management for the 2011 annual meeting will include discretionary authority to vote on the proposal in the event that it is properly brought before the meeting.

As of the date of this proxy statement, the Board of Directors is not aware of any matters to come before the Annual Meeting other than those set forth on the notice accompanying this proxy statement. If any other matters come before the Annual Meeting, the proxy card, if executed and returned, gives discretionary voting authority to the persons named as proxy holders, Jung Wang and Zhijuan Guo, our chief executive officer and chief financial officer, respectively, with respect to such matters.

ANNUAL REPORT ON FORM 10-K

The proxy statement is accompanied by the Annual Report of the Company for its fiscal year ended December 31, 2009.  Stockholders are referred to such Annual Report for information about our business and activities.

Copies of our Annual Report on Form 10-K filed with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, will be provided without charge to record or beneficial owners of shares of our common stock entitled to vote at the meeting.  Written requests for copies of said report should be directed to the Chief Executive Officer, SmartHeat Inc., A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110027.

OTHER MATTERS

The Nevada Revised Statutes, which govern SmartHeat, do not provide for either appraisal rights or dissenter rights in connection with the passage of Proposal One, Election of Directors, or Proposal Two, Ratification of Appointment of Independent Registered Public Accounting Firm, or Proposal Three, Approval of the 2010 Equity Incentive Plan.

By Order of the Board of Directors,

Mr. Jun Wang
Chairman of the Board, Chief Executive Officer and President
April 16, 2010

Appendix A

SMARTHEAT INC.
2010 EQUITY INCENTIVE PLAN

1.
Purposes.  The purposes of this Plan are to promote the success of the Company’s business, advance the interests of the Company, attract and retain the best available personnel for positions of substantial responsibility, and provide additional incentive to Employees, Directors and Consultants.  The Plan permits the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Share-Based Awards as the Administrator may determine.  Capitalized terms used herein shall have the meanings given to such terms in Section 23.

2.
Stock Subject to the Plan.  Subject to adjustment as provided in Section 12, a maximum of one million (1,000,000) Shares will be available for issuance under the Plan.  The Shares may be authorized but unissued, or reacquired Common Stock.

 If an Award granted under the Plan lapses, is forfeited, terminated or canceled, or expires or becomes unexercisable without having been exercised in full, the unpurchased, forfeited or unissued Shares which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for grant or sale under the Plan.  With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available for future grant or sale under the Plan (unless the Plan has terminated).  Forfeited Restricted Stock will revert to the Company and will not be available for grant under the Plan.  Shares related to forfeited RSUs will become available for grant under the Plan.  Except with respect to issued Shares, Shares withheld by the Company to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Plan.

The Company, during the term of this Plan, will at all time reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

3.	Administration of the Plan.

a.
Administrator.  The Board will act as Plan Administrator or will appoint a Committee consistent with Applicable Laws to act as Administrator.  If and so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, the Board will consider in selecting the membership of any Committee acting as Administrator the requirements regarding (1) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act; (2) “independent directors” as described in the listing requirements for any stock exchange on which Shares are listed; and (3) Section 14.b.i. of the Plan if the Company pays salaries for which it claims on its U.S. tax returns deductions that are subject to the Code section 162(m) limitation.  The Board will determine any Committee member’s term and may remove a Committee member at any time.

b.
Powers of the Administrator.  Subject to the provisions of the Plan and the approval of any relevant authorities, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

i.	to determine the Fair Market Value;

ii.	to select the Service Providers to whom Awards may be granted;

iii.	to determine the types of Awards to each Participant;

iv.	to determine the number of Shares to be covered by each Award;

v.	to approve forms of agreement for use under the Plan;

vi.
to determine the terms and conditions of each Award, including without limitation, the exercise price, amount, the exercise period, vesting conditions, any vesting acceleration, any waiver of forfeiture restrictions, and any other restriction, condition, or limitation regarding any Award or its related Shares;

vii.	to construe and interpret the terms of the Plan and Awards and resolve any disputes regarding Plan and Award provisions;

viii.	to prescribe, amend, rescind or waive rules and regulations relating to the Plan;

ix.	to modify or amend each Award to the extent any modification or amendment is consistent with the terms of the Plan;

x.	to allow Participants to satisfy withholding tax obligations as permitted by Section 13;

xi.	to authorize any person to execute on behalf of the Company any instruments required to effect the grant of an Award previously granted by the Administrator;

xii.	to delay issuance of Shares or suspend a Participant’s right to exercise an Award as deemed necessary to comply with Applicable Laws;

xiii.	to determine any issues necessary or advisable for administering the Plan; and

xiv.	to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

c.
Effect of Administrator’s Decision.  Any act or decision of the Administrator will be binding and conclusive on the Company, all Participants, anyone holding an Award, and any person claiming under or through any Participant.

4.
Eligibility.  ISOs may be granted only to Employees who may be subject to U.S. tax.  All other Awards may be granted to Service Providers.  Service Providers may include prospective Employees or Consultants to whom Awards are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no Award granted to a prospective Employee or Consultant may be exercised or purchased prior to the commencement of employment or services with the Company.

5.	Stock Options.

a.
Grant of Options.  The Administrator may grant Options in such amounts as it will determine from time to time.  The Administrator may grant NSOs, ISOs, or any combination of the two.  ISOs will be granted in accordance with Section 14.a. of the Plan.  NSOs granted to U.S. taxpayers will be granted in accordance with Section 14.c. of the Plan.

b.
Option Award Agreement.  Each Option will be evidenced by an Award Agreement that will specify the type of Option granted, the exercise price, the number of Shares to which the Option pertains, vesting conditions, the exercise period, restrictions on transferability, and any other terms and conditions specified by the Administrator (which need not be identical among Participants).  If the Award Agreement does not specify that the Option is to be treated as an ISO, the Option will be a NSO.

c.
Exercise Price.  The exercise price per share with respect to each Option will be determined by the Administrator provided that the exercise price per share cannot be less than the Fair Market Value of a Share on the Grant Date.

d.
Exercisability.  An Option may be exercised at such time as the Option vests.  No Option will be exercisable after the expiration of ten (10) years from the Grant Date, provided that if an exercise would violate applicable securities laws, the Option will be exercisable no more than thirty (30) days after the exercise of the Option first would no longer violate applicable securities laws.  Subject to the terms of the Plan, Options may be exercised at such times, and in such amount and subject to such restrictions as will be determined by the Administrator, in its discretion.

e.
Vesting Conditions.  The Administrator shall establish and set forth in the Award Agreement the times, installments or conditions upon which the Options shall vest and become exercisable, which may include the achievement of Company-wide, business unit, and individual goals (including, but not limited to continued employment or service).

f.
Modification of Option Awards.  The Administrator may accelerate the exercisability of any Option or a portion of any Option.  The Administrator may extend the period for exercise provided the exercise period is not extended beyond the earlier of the original term of the Option or ten (10) years from the original Grant Date.

g.
Exercise of Option.  An Option is exercised when the Company receives: (1) notice of exercise (in such form as the Administrator will specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with all applicable withholding taxes).  An Option may not be exercised for a fraction of a Share.  Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

h.
Payment.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with all applicable withholding taxes).  Such consideration may consist entirely of:

i.	cash;

ii.	check;

iii.	to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

iv.	other Shares, provided the Shares have a Fair Market Value on the date of exercise of the Option equal to the aggregate exercise price for the Shares being purchased;

v.
to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

vi.
by requesting the Company to withhold such number of Shares then issuable upon exercise of the Option that have an aggregate Fair Market Value equal to the exercise price for the Option being exercised;

vii.	any combination of the foregoing; or

viii.	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

i.
Shares Issued Upon Exercise.  The Company will issue (or cause to be issued) Shares promptly after the Option is exercised.  Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12.

j.	Termination and Forfeiture of Options.

i.
Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, such Participant may exercise his or her Option within three (3) months of termination, or such other period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement).  Unless the Administrator provides otherwise, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

ii.
Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within twelve (12) months of termination, or such longer period of time as specified in the Award Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  Unless the Administrator provides otherwise, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan  If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

iii.
Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised within twelve (12) months following Participant’s death, or such longer period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

iv.
Expiration of Option Term.  Subject to the provisions of section 5.d, if the Option is not exercised prior to the expiration of the term of such Option as set forth in the Award Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

6.	Stock Appreciation Rights.

a.	Grant of SARs. The Administrator may grant SARs in such amounts as it will determine from time to time. SARs granted to U.S. taxpayers will be granted in accordance with Section 14.c. of the Plan.

b.
SAR Award Agreement.  Each SAR will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares underlying the SAR grant, vesting conditions, the exercise period, restrictions on transferability, and such other terms and conditions specified by the Administrator (which need not be identical among Participants).

c.
Exercise Price.  The exercise price per share with respect to each SAR will be determined by the Administrator provided that the exercise price per share cannot be less than the Fair Market Value of a Share on the Grant Date.

d.
Exercisability.  A SAR may be exercised at such time as the SAR vests.  No SAR will be exercisable after the expiration of ten (10) years from the Grant Date, provided that if an exercise would violate applicable securities laws, the SAR will be exercisable no more than thirty (30) days after the exercise of the SAR first would no longer violate applicable securities laws.  Subject to the terms of the Plan, SARs may be exercised at such times, and in such amount and subject to such restrictions as will be determined by the Administrator, in its discretion.

e.
Vesting Conditions.  The Administrator shall establish and set forth in the Award Agreement the times, installments or conditions upon which the SARs shall vest and become exercisable, which may include the achievement of Company-wide, business unit, and individual goals (including, but not limited to continued employment or service).

f.
Modification of SAR Awards.  The Administrator may accelerate the exercisability of any SAR or a portion of any SAR.  The Administrator may extend the period for exercise provided the exercise period is not extended beyond the earlier of the original term of the SAR or 10 years from the original Grant Date.

g.
Exercise of SAR.  Upon exercise of a vested SAR, a Participant will be entitled to receive payment from the Company in an amount no greater than (1) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (2) the number of Shares with respect to which the SAR is exercised.

h.	Settlement. An Award Agreement may provide that the amount payable upon the exercise of a SAR may consist of cash, Shares of equivalent value, or a combination thereof.

i.
If paid in Shares, the Company will issue (or cause to be issued) Shares promptly after the SAR is exercised.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the SAR.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12.

ii.
If paid in cash, the Company will pay the participant promptly after the SAR is exercised but in no event later than the 15th day of the third month following the end of the year in which the SAR is exercised.

i.
Forfeiture of SARs.  All unexercised SARs will be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

7.	Restricted Stock and Restricted Stock Units.

a.	Grant. The Administrator may grant Restricted Stock or RSUs in such amounts and form as it will determine from time to time.

b.
Award Agreement.  Each Award of Restricted Stock or RSUs will be evidenced by an Award Agreement that will specify the number and form, vesting conditions, the Period of Restriction, purchase price (if any), method of payment, restrictions on transferability, repurchase rights, and such other terms and conditions specified by the Administrator (which need not be identical among Participants).

c.
Vesting Conditions.  The Administrator may impose vesting conditions on awards of Restricted Stock or RSUs which may include the achievement of Company-wide, business unit, and individual goals (including, but not limited to continued employment or service).  Unless the Administrator determines otherwise, Restricted Stock will be held in escrow by the Company until the restrictions on such Shares have lapsed.

d.
Modification of Restricted Stock or RSUs.  The Administrator may accelerate or waive the time at which vesting conditions and other restrictions lapse and provide for a complete or partial exception to an employment or service restriction.

e.
Rights During the Restriction Period.  During the Period of Restriction, Service Providers who have been granted Restricted Stock may exercise full voting rights and will be entitled to receive all dividends and other distributions paid with respect to those Shares, unless otherwise provided in the Award Agreement.  Any such dividends or distributions paid in Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.  Service Providers who have been granted RSU’s do not have any voting rights with respect to those RSUs and are not entitled to receive any dividends and other distributions paid with respect to those RSUs. Restricted Stock and RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

f.
Removal of Restrictions.  All restrictions imposed on Restricted Stock and RSUs will lapse and the Period of Restriction will end upon the satisfaction of the vesting conditions imposed by the Administrator at which time:

i.
vested Restricted Stock, if held in escrow, will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred, or

ii.	vested RSUs will be paid in Shares at the time provided for in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred.

g.	Forfeiture. All unvested Restricted Stock and RSUs for which restrictions have not lapsed will be forfeited to the Company on the date set forth in the Award Agreement.

8.
Other Share-Based Awards.  The Administrator may grant Other Share-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares as may be deemed by the Administrator to be consistent with the purposes of the Plan.  Other Share-Based Awards may include, without limitation, (a) Shares awarded purely as a bonus and not subject to any restrictions or conditions, (b) grants in lieu of cash compensation, (c) other rights convertible or exchangeable into Shares, and (d) awards valued by reference to the value of Shares or the value of securities of or the performance of specified Subsidiaries.  The Administrator will have the authority to determine the time or times at which Other Share-Based Awards will be granted, the number of Shares or stock units and the like to be granted or covered pursuant to an Award, and all other terms and conditions of an Award, including, but not limited to, the vesting period (if any), purchase price (if any), and whether such Awards will be payable or paid in cash, Shares or otherwise.  Each Other Share-Based Award will be evidenced by an Award Agreement.

9.
Cash Settlement.  The Administrator, in its sole discretion, may choose to settle any Award, in whole or in part, granted under the Plan in cash in lieu of Shares.  The value of such Award on the date of distribution will be determined in the same manner as the Fair Market Value of Shares on the Grant Date of an Option.

10.
Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise or as required by Applicable Laws, vesting of Awards will be suspended during any unpaid leave of absence. A Service Provider will not cease to be a Service Provider in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Subsidiary.

11.
Transferability of Awards.  An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and Options and SARs may be exercised, during the lifetime of the Participant, only by the Participant or the Participant’s legal representative.

12.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a.
Adjustments.  In the event of a reorganization, recapitalization, stock split, stock dividend, extraordinary cash dividend, combination of shares, merger, consolidation, rights offering, spin off, split off, split up, or any increase in the number of issued Shares of the Company resulting from an issuance or offering, or other event identified by the Committee, the Committee will equitably adjust (i) the number and kind of shares authorized for issuance under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the exercise price of Options and SARs, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

b.
Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such transaction.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the dissolution or liquidation.

c.
Change in Control.  In the event of a Change in Control, any or all outstanding Awards may be assumed by the successor corporation, which assumption shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participants, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the Participants than those in effect prior to the Change in Control.

In the event that the successor corporation does not agree to assume or provide a substitute for the Award, unless the Administrator provides otherwise, the Participants will fully vest in and have the right to exercise all of their outstanding Options, including Shares as to which such Awards would not otherwise be vested or exercisable, and all restrictions on Restricted Stock and Restricted Stock Units will lapse.  The Administrator will notify the Participants in writing or electronically that the Option or SAR will be exercisable for a period of time prior to the Change in Control determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this section, an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the  exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, for each Share subject to such Award (or in the case of Restricted Stock Units, the number of implied shares determined by dividing the value of the Restricted Stock Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this section to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

13.	Tax Withholding.

a.
Withholding Requirements.  The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local, foreign law or other Applicable Laws to withhold with respect to the grant, vesting or exercise of an Award; provided, however, that the Company will not withhold any amounts in excess of the Participant’s minimum statutory withholding requirements (“tax withholding obligations”).   The Company shall not be required to issue any shares of Common Stock under the Plan until such tax withholding obligations are satisfied.

b.
Withholding Arrangements.  The Administrator may permit or require a Participant to satisfy all or part of his or her tax withholding obligations by (i) paying cash to the Company, (ii) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations, or (iv) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations.  The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14.	Provisions Applicable In the Event the Company or the Service Provider is Subject to U.S. Taxation.

a.
Grant of Incentive Stock Options. The Administrator may grant ISOs to Employees that may be subject to U.S. taxation.  Section 5 of this Plan and the following terms apply to all grants that are intended to qualify as ISO Awards:

i.
Maximum Amount.  Subject to adjustment as provided in Section 12, to the extent consistent with Code section 422, not more than an aggregate of one million (1,000,000) Shares may be issued pursuant to the exercise of ISOs granted under the Plan.

ii.	Eligibility. Only Employees of the Company or an Affiliate will be eligible for the grant of ISOs.

iii.
Continuous Employment.  The Optionee must remain in the continuous employ of the Company or the Affiliate from the ISO Grant Date to the date that is three months prior to exercise.  Service will be treated as continuous during a leave of absence approved by the Employer that does not exceed three (3) months.  A leave of absence approved by the Employer may exceed three (3) months if reemployment upon expiration of such leave is guaranteed by statute or contract.  An Option exercised more than three (3) months after termination of employment will be treated as a NSO.

iv.	Award Agreement.

(1)	The Administrator will designate Options granted as ISOs in the Award Agreement.

(2)	The Award Agreement will specify the term of the ISO. The term will not exceed ten (10) years from the Grant Date or five (5) years from the Grant Date for Ten Percent Owners.

(3)
The Award Agreement will specify an exercise price of not less than the Fair Market Value per Share on the Grant Date or, for Ten Percent Owners, one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

v.
Limitation on ISOs.  To the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any Affiliate) exceeds one hundred thousand dollars ($100,000), Options will not qualify as ISOs and will be treated as NSOs.  For purposes of this section, ISOs will be taken into account in the order in which they were granted.  The Fair Market Value of the Shares will be determined as of the Grant Date.

vi.
Notice Required Upon Disqualifying Dispositions.  The Optionee must notify the Company in writing within thirty (30) days after any disposition of Shares acquired pursuant to the exercise of an ISO within two years from the Grant Date or one year from the exercise date.  The Optionee must also provide the Company with all information that the Company reasonably requests in connection with determining the amount and character of Optionee’s income, the Company’s deduction, and the Company’s obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition.

b.	Performance-Based Compensation. The Administrator may impose the following conditions on any Award under this Plan to any Service Provider:

i.
Outside Directors.  Awards that the Administrator intends to qualify as “performance-based compensation” must be (1) granted by a committee of the Board comprised solely of two or more “outside directors” within the meaning of Code section 162(m) and (2) administered in a manner that will enable such Awards to qualify as “performance-based compensation” within the meaning of Code section 162(m).

ii.
Maximum Amount.  In any calendar year, no eligible Employee may receive (1) with respect to Awards denominated in Shares, Awards covering more than five hundred thousand 500,000 Shares (adjusted in accordance with Section 12), or (2) with respect to Awards denominated in cash, Awards with a Fair Market Value exceeding that of five hundred thousand (500,000) Shares determined as of the Grant Date.

iii.
Performance Criteria.  The performance goal applicable to any Award (other than an Option or SAR) that is intended to qualify as performance-based compensation must be established in writing prior to the beginning of the Performance Period or at a later time as permitted by Code section 162(m) and may be based on any one or more of the following performance measures that apply to the individual, a business unit, or the Company as a whole:

(1)	increased revenue;

(2)	net income measures (including but not limited to income after capital costs and income before or after taxes);

(3)	stock price measures (including but not limited to growth measures and total stockholder return);

(4)	market share;

(5)	earnings per Share (actual or targeted growth);

(6)	earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

(7)	cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

(8)
return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(9)	operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(10)	expense measures (including but not limited to overhead cost and general and administrative expense);

(11)	margins;

(12)	stockholder value;

(13)	total stockholder return;

(14)	proceeds from dispositions;

(15)	production volumes;

(16)	total market value; and

(17)	corporate values measures (including but not limited to ethics compliance, environmental, and safety).

iv.
The terms of the performance goal applicable to any Award that is intended to qualify as performance-based compensation must preclude discretion to increase the amount of compensation that would otherwise be due upon attainment of the goal.

v.
Following the completion of the Performance Period, the outside directors described in Section 14.b.i. above must certify in writing whether the applicable performance goals have been achieved for such Performance Period.  In determining the amount earned, the Administrator will have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

c.	Stock Options and SARs.

i.	Eligibility. Section 5 of this Plan and the following terms apply to all grants of NSOs and SARs to Service Providers that are subject to U.S. taxation.

ii.	Administration.

(1)
The Administrator may not modify or amend the Options or SARs to the extent that the modification or amendment adds a feature allowing for additional deferral within the meaning of Code section 409A, and

(2)	any adjustment pursuant to Section 12 will be done in a manner consistent with Code section 409A and Treasury Regulations section 1.409A-1 et seq.

(3)
The Company intends that no payments under this Plan will be subject to the tax imposed by Code section 409A.  The Administrator will interpret and administer the Plan in a manner that avoids the imposition of any increase in tax under Code section 409A(a)(1)(B), and any ambiguities herein will be interpreted to satisfy the requirements of Code section 409A or any exemption thereto.

15.
No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon any Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Affiliate, nor will either interfere in any way with the Participant’s right or the Company’s or Affiliate’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16.
Effective Date.  The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption.  Upon approval of the Plan by the stockholders of the Company, all Awards issued pursuant to the Plan on or after the Effective Date will be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date.  If the stockholders fail to approve the Plan within one year before or after the Effective Date, any Awards granted hereunder prior to stockholder approval will be null and void and of no effect.

17.
Term of Plan.  The Plan will terminate 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 18.

18.	Amendment and Termination of the Plan.

a.	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

b.	Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c.
Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed in writing and signed by the Participant and the Company.  Termination of the Plan will not affect the Administrator's ability to exercise its powers with respect to Awards granted under the Plan prior to the Plan termination date.  After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

19.	Conditions Upon Issuance of Shares.

a.
Legal Compliance.  The Administrator may delay or suspend the issuance and delivery of Shares, suspend the exercise of Options or SARs, or suspend the Plan as necessary to comply with Applicable Laws.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b.
Investment Representations.  The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.  As a condition to the exercise of an Award or the issuance of Shares, the Company may require the individual exercising such Award or receiving Shares to represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

c.
Certificates.  To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

20.
Inability to Obtain Authority.  If the Company is unable to obtain required authority from any regulatory body in order to lawfully issue or sell Shares pursuant to this Plan, all rights with respect to such Shares will be void and the Company will have no liability with respect to the failure to issue or sell such Shares.

21.
Repricing Prohibited; Exchange and Buyout of Awards.  The repricing of Options or SARs is prohibited without prior stockholder approval.  The Administrator may authorize the Company, with prior stockholder approval and the consent of the respective Participants, to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards.  The Administrator may repurchase Options with payment in cash, Shares or other consideration at any time pursuant to terms that are mutually agreeable to the Company and the Participant.

22.
Governing Law.  The Plan, any Award Agreement, and documents evidencing Awards or rights relating to Awards will be construed, administered, and governed in all respects under and by the laws of the State of Nevada, without giving effect to its conflicts or choice of law principles.

23.	Definitions. The following definitions apply to capitalized terms in the Plan:

“Administrator” means the Board or Committee that administers the Plan pursuant to Section 3.

“Affiliate” means any “parent corporation” or “subsidiary corporation,” as such terms are defined in Code sections 424(e) and 424(f).

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

            “Award” means an Option, a SAR, a share of Restricted Stock, a RSU, or an Other Share-Based Award granted pursuant to the terms of the Plan.

“Award Agreement” means the written agreement governing Plan Awards.  The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(i)           Any “person” (as such term is used in sections13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; provided however, that for purposes of this subsection, (A) any acquisition of securities directly from the Company shall not constitute a Change in Control and (B) any change in the beneficial ownership of the securities of the Company as a result of a private financing of the Company that is approved by the Board shall not constitute a Change in Control;

(ii)          The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)         A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors.  “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)         The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For the avoidance of doubt, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation or the Company’s name, or (ii) its sole purpose is to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended.  Any reference in the Plan to a section of the Code will be a reference to any successor or amended section of the Code.

“Committee” means the compensation committee, if any, or such similar or successor Committee appointed by the Board.  If the Board has not appointed a Committee, the Board will function in the place of the Committee.

“Company” means SmartHeat Inc., a Nevada corporation, or its successor.

“Consultant” means any person, including an advisor, if: (1) the consultant or adviser is a natural person; (2) the consultant or adviser renders bona fide services to the Company or any Subsidiary; and (3) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Director” means a member of the Board.

“Disability” generally means total and permanent disability as determined by the Administrator in its discretion in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time, but “Disability,” for purposes of an ISO, means total and permanent disability as defined in Code section 22(e)(3).

“Employee” means any person employed by the Company or any Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment.”

“Employer” means the entity that employs the Employee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Shares determined as follows:

(i)           If the Shares are listed on any established stock exchange or a national market system, including without limitation any division or subdivision of the NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(ii)           If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the Over-The-Counter Bulletin Board quotation service administered by the Financial Industry Regulatory Authority, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)          In the absence of an established market for the Shares, the Fair Market Value will be determined in good faith by the Administrator, and to the extent Section 14 applies (a) with respect to ISOs, the Fair Market Value will be determined in a manner consistent with Code section 422 or (b) with respect to NSOs or SARs, the Fair Market Value will be determined in a manner consistent with Code section 409A.

“Fiscal Year” means the fiscal year of the Company.

“Grant Date” means the date on which the Administrator grants an Award, or such other later date as is determined by the Administrator, provided that the Administrator cannot grant an Award prior to the date the material terms of the Award are established.  The Administrator may not grant an Award with a Grant Date that is effective prior to the date the Administrator takes action to approve such Award.

“Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Code section 422 and its regulations.

“Nonstatutory Stock Option” or “NSO” means an Option that by is not intended to qualify as an ISO.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and its rules and regulations.

“Option” means a stock option granted pursuant to the Plan.

“Optionee” means the holder of an Option granted pursuant to the Plan.

“Other Share-Based Awards” will mean awards of Shares or other rights in accordance with Section 8.

“Participant” means the holder of an Award granted pursuant to the Plan.

“Performance Period” means one or more time periods, which may be of varying and overlapping durations, over which the attainment of the performance goals or other vesting conditions will be measured for the purpose of determining a Participant’s right to payment.

“Period of Restriction” means the period during which Restricted Stock and RSUs  are subject to forfeiture or restrictions on transfer pursuant to Section 7.

“Plan” means this 2010 Equity Incentive Plan.

“Related Entity” means the corporation or other entity, other than the Company, to which the Service Provider provides services on the Grant Date, and any corporation or other entity, other than the Company, in an unbroken chain of corporations or other entities beginning with the Company in which each corporation or other entity has a controlling interest in another corporation or other entity in the chain, and ending with the corporation or other entity that has a controlling interest in the corporation or other entity to which the Service Provider provides services on the Grant Date.  For a corporation, a controlling interest means ownership of stock possessing at least fifty (50%) percent of total combined voting power of all classes of stock, or at least fifty (50%) percent of the total value of all classes of stock.  For a partnership or limited liability company, a controlling interest means ownership of at least fifty (50%) percent of the profits interest or capital interest of the entity.  In determining ownership, the rules of Treasury Regulation sections 1.414(c)-3 and 1.414(c)-4 apply.

“Restricted Stock” means Shares awarded to a Participant that are subject to forfeiture and restrictions on transferability in accordance with Section 7.

“Restricted Stock Unit” or “RSU” means the right to receive one Share at the end of a specified period of time that is subject to forfeiture in accordance with Section 7 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of Company common stock, as adjusted in accordance with Section 12.

“Stock Appreciation Right” or “SAR” means the right to receive payment from the Company in an amount no greater than the excess of the Fair Market Value of a Share at the date the SAR is exercised over a specified price fixed by the Administrator in the Award Agreement that is not less than the Fair Market Value of a Share on the Grant Date.

“Subsidiary” means a “subsidiary corporation” as defined in Code section 424(f).

“Ten Percent Owner” means any Service Provider who is, on the Grant Date of an ISO, the owner of more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate (determined with application of ownership attribution rules of Code section 424(d)).

Adopted by the Board of Directors on April 9, 2010.

ANNUAL MEETING OF STOCKHOLDERS OF SMARTHEAT INC.
TO BE HELD ON MAY 25, 2010 (China time)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS

The undersigned stockholder of SmartHeat Inc. a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 16, 2010, and hereby constitutes and appoints Jun Wang and Zhijuan Guo, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders to be held on May 25, 2010, and at any adjournment or postponement thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes to:

1.	Elect as Directors the nominees listed below: ☐

	(1)	Jun Wang	(4) Arnold Staloff
	(2)	Weiguo Wang	(5) Xin Li
	(3)	Wenbin Lin

Withhold authority for the following:

☐	Jun Wang	☐	Arnold Staloff
☐	Weiguo Wang	☐	Xin Li
☐	Wenbin Lin

2.	Approve the ratification of Goldman Parks Kurland Mohidin, LLP as the Company’s independent registered public accounting firm for fiscal year 2010.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approve the adoption of the Company’s 2010 Equity Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Note: The proxies are authorized to vote in accordance with their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Annual Meeting.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

(SIGNATURE)	(DATE)

Please sign exactly as you name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

If the envelope provided with these proxy materials is lost, please return this proxy card to Corporate Secretary of the Company, SmartHeat Inc., A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110027.